                                                                   EXHIBIT 10.20
                                FIRST AMENDMENT
                                      TO
                              OPERATING AGREEMENT
                                      OF
                               FWB SOFTWARE, LLC


     This First Amendment to Operating Agreement of FWB Software, LLC ("First Amendment") is entered into as of November 4, 1996, by and between STREAMLOGIC SOFTWARE CORPORATION, a Delaware corporation ("Sub") and FWB SOFTWARE, INC., a California corporation ("FWB").

                                   RECITALS
                                   --------

     Sub and FWB previously formed FWB Software, LLC, a California limited liability company (the "Company") pursuant to that certain Operating Agreement dated as of July 1, 1996 (the "Original Agreement"). Capitalized terms used in this First Amendment and not otherwise defined shall have the meanings set forth in the Original Agreement.

     Sub and FWB desire to amend the Original Agreement to reflect a change in Sub's obligation to contribute to the capital of the Company and a change in the number of Shares to be issued to Sub.

     Therefore, Sub and FWB agree to amend the Original Agreement as follows:

1.   Sub Contribution.

     Section 2.1(b) of the Original Agreement is amended to read in its entirety as follows:

     (b) Sub Contribution. At the Closing, Sub shall transfer, assign and deliver to the Company One Million Two Hundred Fifty-Six Thousand One Hundred Twenty-Three (1,256,123) shares of the common stock (the "Common Stock") of StreamLogic Corporation ("StreamLogic"). On November 4, 1996, Sub shall transfer, assign and deliver to the Company One Million Three Hundred Eighty Thousand (1,380,000) additional shares of Common Stock of StreamLogic. Also on November 4, 1996, Sub shall deliver to the Company Five Hundred Thousand Dollars ($500,000) in cash by wire transfer and shall deliver to the Company Sub's promissory note in the principal amount of One Million Two Hundred Fifty Thousand Dollars ($1,250,000), in the form attached to this First Amendment as Exhibit A (the "Promissory Note"). Sub's obligations under the Promissory Note shall be secured by the pledge of Sub's Shares, in the form of the security agreement attached to this First Amendment as Exhibit B. The Members agree that the net fair market value of Sub's contribution to the Company and the number of Shares issued in exchange therefor shall be as set forth in an amended Exhibit B to the Original Agreement, in the form attached to this First Amendment as Exhibit C.

2.    Effect on Original Agreement.

      Except as expressly amended by this First Amendment, the Original Agreement shall remain in full force and effect. In the event of a conflict between the Original Agreement and this First Amendment, this First Amendment shall be controlling.

     The Members have executed this First Amendment as of the date set forth above.


                                    STREAMLOGIC SOFTWARE CORPORATION,
                                    a Delaware corporation


                                    By /s/ J. Larry Smart
                                      -------------------------------------
                                                   J. Larry Smart
                                                   Title:
                                                         ------------------


                                    FWB SOFTWARE, INC., a California corporation


                                    By /s/ Norman Fong
                                      -------------------------------------
                                               Norman Fong, President

                                   EXHIBIT C
                                   ---------

                               AMENDED EXHIBIT B
                               -----------------

                   CAPITAL CONTRIBUTIONS AND SHARE OWNERSHIP
                   -----------------------------------------



      Member's                           Value of
  Name and Address                 Capital Contributions        Number of Shares
  ----------------                 ---------------------        ----------------

FWB Software, Inc.                       $63,068,183                9,250,000
185 Constitution Drive
Suite A
Menlo Park, California 94025

Stream Logic Software                    $ 5,113,636                  750,000
Corporation
21329 Nordhoff Street
Chatsworth, California 91311